Exhibit 10.33

CONFIDENTIAL TREATMENT REQUESTED
Redacted portions are indicated by [***]

AMENDMENT NO. 1 TO

CHEMICAL CELLULOSE PURCHASE AND SALE AGREEMENT
BY AND BETWEEN
RAYONIER A.M. SALES AND TECHNOLOGY, INC.
AND
EASTMAN CHEMICAL COMPANY

THIS AMENDMENT NO. 1 TO CHEMICAL CELLULOSE PURCHASE AND SALE AGREEMENT (this “Amendment”) dated and made effective as of November 18, 2016, and is entered into by and between EASTMAN CHEMICAL COMPANY, as purchaser (“EASTMAN”) and RAYONIER A.M. SALES AND TECHNOLOGY INC., as seller (“RAYONIER AM”). Rayonier AM and Eastman may be referred to herein individually as a “PARTY” or collectively as the “PARTIES.”

WHEREAS, Rayonier AM and Eastman entered into that certain Chemical Cellulose Purchase and Sale Agreement with the effective date of January 1, 2016 (the “Agreement”);

WHEREAS, the Parties desire to enter into this Amendment for the purpose of modifying and revising certain terms contained therein.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereby agree to amend the Agreement as follows:

1.	The table set forth in Section 1(a) of the Agreement is hereby deleted and replaced in its entirety with the following:

Year        [***]

2016        [***]

2017	[***]

2018	[***]
2019        [***]

2.	The portion of Addendum 2 [***] does not apply to Eastman’s obligations [***].

3.	All other terms and conditions in the Agreement remain unchanged, valid and fully enforceable.

IN WITNESS WHEREOF, the Parties have executed this Amendment effective as of the day and year first above written.

EASTMAN CHEMICAL COMPANY By: /s/ Jim Wilson________________ Name: Jim Wilson Title: Director, Global Procurement	RAYONIER A.M. SALES AND TECHNOLOGY, INC. By: /s/ Paul G. Boynton_______ Name: Paul G. Boynton Title: President